UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2021

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Larimer St. #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K dated October 5, 2021 (the “Prior 8-K”) for Akerna Corp. (the “Company”), the Company entered into a Securities Purchase Agreement (the “SPA”) with two institutional investors (each a “Holder” and collectively the “Holders”) to sell a new series of senior secured convertible notes (the “Convertible Notes”) of the Company in a private placement (the “Private Placement”) to the Holders, in the aggregate principal amount of $20,000,000.

On October 5, 2021, the Company issued the Convertible Notes to the Holders in an aggregate original principal amount of $20,000,000, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) under the 1933 Act, based in part on the representations of the Holders in the SPA.

In connection with the issuance of the Convertible Notes, on October 5, 2021, the Company entered into the Security and Pledge Agreement (the “Security Agreement”) with the lead investor, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for all holders of the Notes, as described in the Prior 8-K. On October 5, 2021, certain subsidiaries of the Company entered into the Guaranty Agreement with the Collateral Agent (the “Guaranty Agreement”), as described in the Prior 8-K, and certain shareholders of the Company entered into Voting Agreements with the Company (the “Voting Agreements”), as described in the Prior 8-K. On October 5, 2021, the Company entered into a Registration Rights Agreement with the Holders, as described in the Prior 8-K.

In connection with the issuance of the Convertible Notes, on October 5, 2021, the Company used approximately $3.3 million of the proceeds from the sale of the Convertible Notes to payoff the remaining amounts payable under the Company’s prior convertible notes issued on June 9, 2020 (the “2020 Notes”). Pursuant to the payment of all amounts payable thereunder the 2020 Notes were extinguished and cancelled and the related securities purchase agreement dated June 8, 2020 has terminated.

The material terms of the Convertible Notes, the Security Agreement, the Guaranty Agreement, the Voting Agreements and the Registration Rights Agreement were disclosed in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.02 of this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Securities Purchase Agreement dated October 5, 2021 (previously filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on October 5, 2021 and incorporated herein by reference)
10.2	Form of Secured Convertible Notes (previously filed as Exhibit 10.2 to the Company’s Form 8-K filed with the Commission on October 5, 2021 and incorporated herein by reference)
10.3	Form of Security Agreement (previously filed as Exhibit 10.3 to the Company’s Form 8-K filed with the Commission on October 5, 2021 and incorporated herein by reference)
10.4	Form of Guaranty Agreement (previously filed as Exhibit 10.4 to the Company’s Form 8-K filed with the Commission on October 5, 2021 and incorporated herein by reference)
10.5	Form of Registration Rights Agreement (previously filed as Exhibit 10.5 to the Company’s Form 8-K filed with the Commission on October 5, 2021 and incorporated herein by reference)
10.6	Form of Voting Agreement (previously filed as Exhibit 10.6 to the Company’s Form 8-K filed with the Commission on October 5, 2021 and incorporated herein by reference)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ John Fowle
John Fowle
Chief Financial Officer
Dated: October 12, 2021